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                                                                 EXHIBIT 10.4(d)

                                                                  EXECUTION COPY


                               AMENDMENT NO. 3 TO
                           LETTER OF CREDIT AGREEMENT

         This AMENDMENT NO. 3 TO LETTER OF CREDIT AGREEMENT (this "AMENDMENT"), dated as of November 20, 2003, by and among (1) LINK ENERGY LIMITED PARTNERSHIP (formerly EOTT ENERGY OPERATING LIMITED PARTNERSHIP) ("LINK OLP"), LINK ENERGY CANADA LIMITED PARTNERSHIP (formerly EOTT ENERGY CANADA LIMITED PARTNERSHIP) ("LINK CANADA"), EOTT ENERGY LIQUIDS, L.P. ("EOTT LIQUIDS"), LINK ENERGY PIPELINE LIMITED PARTNERSHIP (formerly EOTT ENERGY PIPELINE LIMITED PARTNERSHIP) ("LINK PIPELINE", and together with Link Canada, EOTT Liquids, and Link OLP, the "BORROWERS"), LINK ENERGY LLC (formerly EOTT ENERGY LLC) ("LINK LLC"), LINK ENERGY GENERAL PARTNER LLC (formerly EOTT ENERGY GENERAL PARTNER, L.L.C.) ("LINK GP", and together with Link LLC, each a "GUARANTOR", and together with the Borrowers, each a "CREDIT PARTY" and collectively, the "CREDIT PARTIES"), STANDARD CHARTERED BANK, as administrative agent for the LC Participants (in such capacity, the "LC AGENT" and in its individual capacity, "STANDARD CHARTERED") and as LC Participant, LC Issuer and Collateral Agent under the Letter of Credit Agreement (as defined below), (2) LEHMAN BROTHERS INC., as agent for the Term Lenders under the Lehman Credit Agreement (as defined in the Letter of Credit Agreement) (the "TERM LENDER AGENT"), and (3) STANDARD CHARTERED TRADE SERVICES CORPORATION ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Letter of Credit Agreement (as defined below).

         WHEREAS, the Borrowers, each Guarantor and Standard Chartered entered into the Letter of Credit Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Letter of Credit Agreement, dated as of September 29, 2003, as amended by Amendment No. 2 to Letter of Credit Agreement, dated as of November 14, 2003, and as further amended, supplemented or otherwise modified prior to the effective date hereof, the "LETTER OF CREDIT AGREEMENT");

         WHEREAS, Link OLP and SCTSC have entered into (a) the Second Amended and Restated Commodities Repurchase Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Second Amended and Restated Commodities Repurchase Agreement, dated as of August 29, 2003, and as further amended, supplemented or otherwise modified from time to time, the "CRUDE OIL PURCHASE AGREEMENT"), and
(b) the Second Amended and Restated Receivables Purchase Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, dated as of August 29, 2003, and as further amended, supplemented or otherwise modified from time to time, the "RECEIVABLES PURCHASE AGREEMENT");

         WHEREAS, the Borrowers, each Guarantor, the LC Agent, the Term Lender Agent and SCTSC have entered into the Intercreditor and Security Agreement, dated as

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of March 1, 2003 (as amended, supplemented or otherwise modified from time to time, the "INTERCREDITOR AGREEMENT");

         WHEREAS, Link OLP proposes to assign certain contracts and dispose of certain crude oil line fill inventory in west Texas and eastern New Mexico, as particularly described in the Consent to Proposed Assignment of Crude Oil Contracts and Sale of Designated Property in West Texas and Eastern New Mexico, dated October 31, 2003, among Link OLP, the LC Agent, the LC Participant, the Term Lender Agent and the Term Lenders (the "CHEVRONTEXACO CONSENT") (such disposition, the "CHEVRONTEXACO DISPOSITION"), which disposition the LC Agent, the LC Participant, the Term Lender Agent and the Term Lenders have consented to upon the term and conditions set forth in the ChevronTexaco Consent; and

         WHEREAS, it is a condition to the effectiveness of the ChevronTexaco Consent that the Letter of Credit Agreement be amended.

         NOW, THEREFORE, in consideration of the foregoing and other consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       AMENDMENTS TO THE LETTER OF CREDIT AGREEMENT.

         (a) The definition of "BORROWING BASE" is hereby amended by adding a new proviso at the end of this definition reading in its entirety as follows:

         "provided, further, however, that upon the closing of the ChevronTexaco Disposition, on the "Effective Date" as defined in the ChevronTexaco Marketing Agreement, (i) the LC Agent's right to reduce Advance Rates as set forth in the above proviso shall be permanently terminated, (ii) the reference to "$65,000,000" in clause (i)(L) above shall be amended to "$25,000,000", and (iii) clauses (v) and (vi) of this definition shall be deleted in their entireties; provided, further, that on February 29, 2004, if the aggregate MTBE Net Proceeds as of such date shall be less than $10,000,000, clause (i)(L) above shall be further amended by reducing the amount referred to therein by the Shortfall Amount multiplied by a factor of 2.5; provided, further, that after February 29, 2004, upon receipt by the Collateral Agent of additional MTBE Net Proceeds, as of the date of such receipt, there shall be added to the then current amount in clause (i)(L) above an amount equal to such MTBE Net Proceeds multiplied by a factor of 2.5."

         (b) The defined terms "Amendment No. 3", "MTBE Disposition", "MTBE Net Proceeds" and "Shortfall Amount" are hereby inserted in Section 1 of the Letter of Credit Agreement in appropriate alphabetical order, each reading in its entirety as follows:

         "AMENDMENT NO. 3" means the Amendment No. 3 to Letter of Credit Agreement, dated as of November 20, 2003, among the Borrowers, the

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         Guarantors, the LC Agent, the LC Issuer, the LC Participant, the
         Collateral Agent, the Term Lender Agent and SCTSC.

         "MTBE DISPOSITION" means the sale or transfer from time to time of certain MTBE Assets, including, without limitation, platinum, machinery, inventory, receivables and emissions credits constituting MTBE Assets, to third parties.

         "MTBE NET PROCEEDS" has the meaning set forth in Amendment No. 3.

         "SHORTFALL AMOUNT" means $10,000,000 minus the aggregate MTBE Net Proceeds received by the Collateral Agent as of February 29, 2004.

         2. APPLICATION OF MTBE NET PROCEEDS. Upon the closing of each MTBE Disposition (a) all the net proceeds from such MTBE Disposition (which shall be in amounts satisfactory to the LC Agent and the Term Lender Agent) ("MTBE NET PROCEEDS") shall be paid directly to repay amounts outstanding under the Crude Oil Purchase Agreement, in the manner specified in Section 3.3(a) of the Intercreditor Agreement, and (b) the Maximum Commitment (as defined in the Crude Oil Purchase Agreement) shall be permanently reduced by the amount of such net proceeds. Upon the closing of each MTBE Disposition, Link OLP agrees to deliver to the LC Agent and the Term Lender Agent a certificate setting forth a calculation of the MTBE Net Proceeds in reasonable detail.

         3. LIMITED FORBEARANCE. The LC Agent hereby agrees that, if the LC Agent has received a fully-executed copy of the ChevronTexaco Marketing Agreement, certified by an executive officer of the general partner of Link OLP to be true, correct and complete, then beginning on the date of such receipt and ending on the "Effective Date" as defined in the ChevronTexaco Marketing Agreement, the LC Agent shall forbear from exercising its rights to reduce Advance Rates as set forth in the first proviso to the definition of "Borrowing Base" in the Letter of Credit Agreement.

         4. REPRESENTATION AND WARRANTIES. Each Credit Party represents and warrants to the LC Agent, the LC Issuer and the LC Participant as follows:

                  (a) The representations and warranties of such Credit Party contained in the Letter of Credit Agreement (i) were true and correct when made and (ii) shall be true and correct on and as of the Effective Date (as defined below) with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date).

                  (b) The execution and delivery by such Credit Party of this Amendment and the performance by such Credit Party of its agreements and obligations under this Amendment are within its authority, and have been duly authorized by all necessary action. Such execution, delivery, and performance by such Credit Party, do not and will not (a) contravene any provision of such Credit Party's organizational documents or (b) conflict with any provision of (i) any Law, (ii) the Organizational Documents of such Credit Party, or (iii) the terms of

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         or result in a breach or default under any material contract, indenture, lease, license or other agreement to which such Credit Party is party.

                  (c) This Amendment and the Letter of Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Credit Party, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

                  (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof, on the date (the "EFFECTIVE DATE") that this Amendment shall have been duly authorized, executed and delivered to the LC Agent by the LC Agent, the LC Issuer, the LC Participant, each Credit Party, SCTSC and the Term Lender Agent.

         6. MISCELLANEOUS. Except as expressly provided herein, this Amendment shall not by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Letter of Credit Agreement or any other Credit Document, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

         8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                    LINK ENERGY LIMITED PARTNERSHIP

                                    By: LINK ENERGY GENERAL PARTNER LLC, its
                                        General Partner

                                    By:_________________________________________
                                    Name:  James R. Allred
                                    Title: Vice President and Treasurer

                                    LINK ENERGY CANADA LIMITED
                                    PARTNERSHIP, as a Borrower

                                    By: LINK ENERGY GENERAL PARTNER LLC, its
                                        General Partner

                                    By:_________________________________________
                                    Name:  James R. Allred
                                    Title: Vice President and Treasurer

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                                    EOTT ENERGY LIQUIDS, L.P., as a Borrower

                                    By: LINK ENERGY GENERAL PARTNER LLC, its
                                        General Partner

                                    By:_________________________________________
                                    Name:  James R. Allred
                                    Title: Vice President and Treasurer

                                    LINK ENERGY PIPELINE LIMITED PARTNERSHIP, as a Borrower

                                    By: LINK ENERGY GENERAL PARTNER LLC, its
                                        General Partner

                                    By:_________________________________________
                                    Name:  James R. Allred
                                    Title: Vice President and Treasurer

                                    LINK ENERGY LLC, as a Guarantor

                                    By:_________________________________________
                                    Name:  James R. Allred
                                    Title: Vice President and Treasurer

                                    LINK ENERGY GENERAL PARTNER LLC,
                                    as a Guarantor

                                    By:_______________________________
                                    Name: James R. Allred
                                    Title: Vice President and Treasurer

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                                    STANDARD CHARTERED BANK,
                                    as LC Agent, LC Issuer, an LC Participant and as Collateral Agent

                                    By:_________________________________________
                                    Name:  Neil McCauley
                                    Title: Executive Vice President

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ACKNOWLEDGED AND AGREED BY:

STANDARD CHARTERED TRADE
SERVICES CORPORATION

By: _______________________________
    Name:
    Title:

By: _______________________________
    Name:
    Title:

LEHMAN BROTHERS INC.,
as Term Lender Agent

By: _______________________________
    Name:  J. Robert Chambers
    Title: Managing Director